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                                                                   Exhibit 10.46
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                                MASTER AGREEMENT



                                 BY AND BETWEEN



                             ADFLEX SOLUTIONS, INC.
                             A DELAWARE CORPORATION,
                                 OR ITS NOMINEE,


                                       AND


                     HANA MICROELECTRONICS PUBLIC CO., LTD.,
                       A THAILAND PUBLIC LIMITED COMPANY,
                                 OR ITS NOMINEE



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                                MASTER AGREEMENT

                  MASTER AGREEMENT (the "Agreement") made this 16th day of April, 1996, by and between ADFlex Solutions, Inc., a Delaware corporation or its nominee ("ADFlex"), and Hana Microelectronics Public Co., Ltd., a Thailand public limited company or its nominee ("Hana").

                                   WITNESSETH:

                  WHEREAS, ADFlex engages in the business of the design and manufacture of flexible circuits, and desires to engage in flexible circuit finishing and assembly in Thailand; and

                  WHEREAS, Hana owns a facility in the Zone 3 region of Thailand suitable or capable of being made suitable for the finishing and assembly of flexible circuits; and

                  WHEREAS, ADFlex and Hana desire to form a private limited company under Thai law (the "Company") to engage in the finishing and assembly of flexible circuits and all other activities related thereto in Thailand; and

                  WHEREAS, Hana desires to provide certain facilities and administrative services to the Company on the terms and subject to the conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereinafter set forth, ADFlex and Hana agree as follows:

1.       DEFINITIONS.

         1.1 "Administrative Agreement" shall mean the Administrative Agreement among the Company, Hana and ADFlex described in Section 7 hereof.

         1.2 "Affiliate" shall mean a person that directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with the person specified. For purposes of this definition, "control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.

         1.3 "Agreement" shall mean this Master Agreement.

         1.4 "Bring Down Certificate" shall mean a certificate delivered at the Closing in which a party reiterates the truth and accuracy in all material respects of the representations and warranties of the party as of the date of the certificate and the Closing.

         1.5 "Business Day" shall mean any day other than a Saturday, Sunday or national holiday in the United States or Thailand or a day on which either state or national banks in the State of Arizona or in Thailand are not open for (or are permitted to close) the conduct of normal banking business.
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         1.6 "Closing" shall mean the closing of this Agreement.

         1.7 "Closing Date" shall mean the date on which the Closing shall occur.

         1.8 "Facilities Agreement" shall mean the Facilities Agreement among the Company, Hana and ADFlex described in Section 6 hereof.

         1.9 "License Agreements" shall mean the License Agreement and the Trademark License Agreement to be dated as of the Closing Date among the Company, ADFlex and Hana described in Section 8 hereof.

         1.10 "Operative Agreements" shall mean collectively this Agreement, the Facilities Agreement, the Administrative Agreement and the License Agreements.

         1.11 "Territory" shall mean Thailand.

2.       REGISTRATION OF THE COMPANY.

         2.1 Hana shall initiate arrangements for the registration of the Company in accordance with the terms of this Agreement and pursuant to the Memorandum and Articles of Association in the form attached to this Agreement as Exhibit A. All direct expenses in connection therewith shall be reimbursed to Hana by the Company when formed.

         2.2 The name of the Company shall be "ADFlex Thailand Limited."

         2.3 The purpose of the Company shall be to perform flexible circuit finishing and assembly and all other activities necessary or incidental thereto.

         2.4 The Company shall have an initial registered capital of Baht 75 million represented by 7,500,000 common shares of Baht 10 par value each.

         2.5 The auditors of the Company shall be Ernst & Young, L.L.P.

3.       MANAGEMENT STRUCTURE OF THE COMPANY.

         3.1 The Company shall be managed by a Board of Directors consisting of five members. ADFlex shall nominate three of the Board members, Hana shall nominate one Board member and the final Board member shall be the General Manager of the Company. The initial directors of the Company shall be Rolando C. Esteverena, Michael L. Pierce and Greg H. Nelson, as the ADFlex nominees, ______________ as the Hana nominee and ______________ as the General Manager. The powers of the authorized directors shall be any three directors signing jointly. ADFlex and Hana agree to vote their shares of the Company as described in Section 4 hereof in favor of the election of the foregoing members to the Board of Directors at

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each annual ordinary general meeting and any extraordinary general meeting at which Directors are to be elected.

4.       SHARE OWNERSHIP.

         4.1 The Company shall be authorized to issue 7,500,000 shares of the Company with a par value of Baht 10. At the Closing, one share shall be issued to each of the Directors and the remaining shares of the Company shall be issued 80% to ADFlex and 20% to Hana. In consideration of the issuance of such shares, ADFlex shall contribute the Baht equivalent of $2.4 million (U.S.) to the capital of the Company, Hana shall contribute the Baht equivalent of $.6 million (U.S.) to the capital of the Company and the Directors shall each contribute the Baht equivalent of $1.00 (U.S.) to the capital of the Company. ADFlex, Hana and the Directors shall each pay in to the Company 25% of their respective capital contributions for their shares set forth in this Section 4.1 at the Closing and the remaining balance of such contributions in accordance with Section 12.5.

         4.2 Should the Board of Directors determine that the Company requires additional capital after its formation for future expansion or to otherwise operate its business, ADFlex and Hana shall each have the right to acquire additional shares at the price and on the terms determined by the shareholders so as to preserve their percentage ownership in the Company. Neither ADFlex nor Hana shall be obligated to contribute such additional capital to purchase additional shares.

         4.3 Cash payments for shares shall be made by wire transfer of immediately available funds to the bank account of the Company established at Standard Chartered bank in Bangkok, Thailand.

5.       COMPANY DISTRIBUTIONS.

         5.1 The Company shall retain its operating profits to meet ongoing capital needs and to fund anticipated growth until such time or times as the Board of Directors or shareholders determine to make dividends or other distributions to ADFlex and Hana on account of their share ownership in the Company.

         5.2 Dividends or other distributions, if any, shall be paid equally on each share.

6.       FACILITIES AGREEMENT.

         6.1 At the Closing, each party shall take all appropriate action to cause the Board of Directors of the Company to enter into a Facilities Agreement (the "Facilities Agreement") with Hana (and to which ADFlex also is a party) in the form attached to this Agreement as Exhibit B.

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7.       ADMINISTRATIVE AGREEMENT.

         7.1 At the Closing, each party shall take all appropriate action to cause the Board of Directors of the Company to enter into an Administrative Agreement (the "Administrative Agreement") with Hana (and to which ADFlex also is a party) in the form attached to this Agreement as Exhibit C.

8.       LICENSE AGREEMENTS.

         8.1 ADFlex will provide to the Company all technology transfer for flexible circuit finishing and assembly pursuant to a License Agreement in the form attached to this Agreement as Exhibit D and shall provide the Company with a nonexclusive, royalty-free license from ADFlex to use the name "ADFlex" and the corporate trademark of ADFlex in the conduct of the Company's business pursuant to a Trademark License Agreement in the form attached to this Agreement as Exhibit E (collectively, the "License Agreements"). At the Closing, each party shall take all appropriate action to cause the Board of Directors of the Company to enter into the License Agreements with ADFlex (and to which Hana also is a party).

9.       RIGHT OF FIRST REFUSAL.

         9.1 Hana may not transfer, sell or otherwise dispose of any shares of the Company without the prior written consent of ADFlex. In the event that Hana desires to sell any shares and solicit a purchaser therefor, Hana shall give ADFlex written notice of such fact at least six months prior to seeking a purchaser for its shares. In the event of a proposed sale of shares, Hana shall first offer to ADFlex the shares that Hana desires to sell to each proposed buyer as provided in this Section 9.

         9.2 Hana shall notify ADFlex in writing of its desire to sell shares of the Company, with the notice setting forth (i) the number of shares Hana proposes to sell, (ii) a statement that Hana has received a bona fide offer to purchase the shares, and that Hana is willing to accept the offer, (iii) the name and address of the offeror and the terms of the offer, and (iv) an offer ("Offer") to sell the shares to ADFlex at the same price and on the same terms as have been offered to Hana. At the request of ADFlex, Hana shall provide a copy of the offer received by it, in addition to such financial information or other evidence as may be reasonably requested evidencing the ability and intent of the bona fide offeror to complete the proposed purchase transaction.

         9.3 ADFlex shall have 30 days after the receipt of the notice within which to accept the Offer. ADFlex may not elect to purchase less than all of the shares offered. If ADFlex accepts the Offer, ADFlex shall have 20 days after it delivers notice of such acceptance within which to purchase the shares on the terms and subject to the conditions set forth in the Offer.

         9.4 If written consent to a transfer pursuant to this Section is granted, or if the option to purchase is not exercised by ADFlex, Hana shall be free for a period of 60 days after

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the consent, the failure to exercise the purchase option, or the written notification by ADFlex of its rejection of the Offer, or until the expiration of the original offer, whichever first occurs, to sell, transfer, or otherwise dispose of the shares; provided that in the event of a sale, such sale shall be made only for consideration not less than, and on terms no more favorable to the buyer than, those specified in Hana's notice; and provided further that in all cases the shares so transferred shall remain subject to the restrictions in this Agreement and the transferee thereof shall be bound by the terms and conditions of this Agreement. Any sale or transfer not made in accordance with the terms of this Section shall automatically be deemed null and void.

10.      OPTION TO PURCHASE.

         10.1 ADFlex shall have the right in its sole and absolute discretion to purchase all of the shares then owned by Hana at any time from and after the Closing. To exercise such right, ADFlex shall give written notice to Hana, which notice shall set forth in reasonable detail a computation of the purchase price of the shares.

         10.2 The purchase price for the shares to be acquired by ADFlex from Hana shall be the net income of the Company for the most recent fiscal year as certified by the Company's independent auditors multiplied by 6.5 and further multiplied by a fraction, the numerator of which is the number of shares then owned by Hana and the denominator of which is the total number of shares then outstanding (the "Formula Purchase Price"). Notwithstanding the foregoing: (i) if ADFlex elects pursuant to this Section 10 to purchase Hana's shares in the first year after the Closing Date, the purchase price shall be the greater of the Formula Purchase Price or $2 million (U.S.), including as part of such $2 million all prior dividends and other distributions received by Hana on account of its shares in the Company (the "Prior Distributions"); and (ii) if ADFlex elects pursuant to this Section 10 to purchase Hana's shares in the second year after the Closing Date, the purchase price shall be the greater of the Formula Purchase Price or $4 million (U.S.), including as part of such $4 million the Prior Distributions. Such purchase price shall be paid on the closing date specified in ADFlex's notice of election of the option to purchase described in this Section 10, which shall be not later than 60 days after the date of such notice, at the sole option of ADFlex (i) in full in immediately available funds, or (ii) 25% in immediately available funds at the closing, an additional 25% in immediately available funds not later than three months following the closing date, and the balance pursuant to a promissory note bearing interest at the applicable federal rate published by the Internal Revenue Service payable not later than twelve months following the closing date. To illustrate the foregoing, if the Company's net income for its first year of operations is $500,000, the Company has paid dividends of $100,000 from inception to Hana, and ADFlex elects to purchase the shares from Hana during the 18th month following the closing, the purchase price for the shares shall be $4 million, of which $100,000 was paid through distributions from the Company and of which the remaining $3.9 million shall be paid by ADFlex as provided in this Section 10.2.

         10.3 At the closing, Hana shall deliver to ADFlex certificates representing all of the shares then owned by Hana, free and clear of any and all pledges, liens, claims and

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encumbrances whatsoever, against payment of the purchase price for such shares by ADFlex; provided, however, that if ADFlex elects to pay a portion of the purchase price for such shares by the promissory note described in Section 10.2, the shares so purchased shall be deemed pledged by ADFlex to Hana to secure payment of the note. ADFlex and Hana each agree to deliver to the other at the closing a full and complete release.

         10.4 Whenever in this Agreement ADFlex elects to purchase the shares of Hana, the Director appointed by Hana and the General Manager shall also tender their shares to ADFlex for purchase at the price of $1.00 per share.

11.      REPRESENTATIONS AND WARRANTIES.

         11.1 ADFlex represents and warrants to Hana as follows:

                    11.1.1 ADFlex is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, United States of America, and has all requisite corporate power and authority to own its properties, to carry on its business as it is now being conducted and to execute and deliver this Agreement and the other Operative Agreements to which it is a party and perform its obligations hereunder and thereunder.

                    11.1.2 The execution, delivery and performance of this Agreement has been, and the execution, delivery and performance of the other Operative Agreements will be, duly authorized by all requisite corporate action on the part of ADFlex.

                    11.1.3 The execution, delivery and performance of this Agreement and the other Operative Agreements to which ADFlex is a party will not
(i) violate any provision of the Certificate of Incorporation or Bylaws of ADFlex, (ii) violate any provision of applicable law or regulation or any writ, judgment, order or decree of any court or governmental authority applicable to ADFlex, or (iii) violate or cause a default under any mortgage, loan agreement, indenture or other contract, agreement, license or commitment to which ADFlex is a party or by which ADFlex is bound which would have a material adverse effect on the ability of ADFlex to consummate the transactions contemplated by the Operative Agreements.

                    11.1.4 This Agreement and the other Operative Agreements to which ADFlex is a party have been or at the Closing will be duly executed and delivered by ADFlex and constitute, or at the Closing will constitute, legal, valid and binding obligations of ADFlex, enforceable against ADFlex in accordance with their respective terms, except that: (i) enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, arrangement, or laws or court decisions affecting the enforcement of creditors' rights generally; and (ii) enforceability of certain rights and remedies may be restricted by the doctrines of waiver, estoppel, election of remedies, commercial reasonableness or by the application of other equitable principles, whether remedies are sought in equity or at law.

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If ADFlex nominates a wholly-owned subsidiary to hold the shares of the Company as permitted by Section 17.1 hereof, the above representations and warranties shall be deemed to also be made by such nominee.

         11.2 Hana represents and warrants to ADFlex as follows:

                    11.2.1 Hana is a public limited company duly organized, validly existing and in good standing under the laws of Thailand, and has all requisite corporate power and authority to own its properties, to carry on its business as it is now being conducted and to execute and deliver this Agreement and the other Operative Agreements to which it is a party and perform its obligations hereunder and thereunder.

                    11.2.2 The execution, delivery and performance of this Agreement has been, and the execution, delivery and performance of the other Operative Agreements to which it is a party will be, duly authorized by all requisite corporate action on the part of Hana.

                    11.2.3 The execution, delivery and performance of this Agreement and the other Operative Agreements to which Hana is a party will not
(i) violate any provision of the Memorandum or Articles of Association of Hana,
(ii) violate any provision of applicable law or regulation or any writ, judgment, order or decree of any court or governmental authority applicable to Hana, or (iii) violate or cause a default under any mortgage, loan agreement, indenture or other contract, agreement or commitment to which Hana is a party or by which Hana is bound which would have a material adverse effect on the ability of Hana to consummate the transactions contemplated by the Operative Agreements.

                    11.2.4 This Agreement and the other Operative Agreements to which Hana is a party have been or at the Closing will be duly executed and delivered by Hana and constitute, or at the Closing will constitute, legal, valid and binding obligations of Hana, enforceable against Hana in accordance with their respective terms, except that: (i) enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, arrangement, or laws or court decisions affecting the enforcement of creditors' rights generally; and (ii) enforceability of certain rights and remedies may be restricted by the doctrines of waiver, estoppel, election of remedies, commercial reasonableness or by the application of other equitable principles, whether remedies are sought in equity or at law.

                    11.2.5 Hana has all requisite licenses, permits and approvals necessary to operate the facility as described in the Facilities Agreement (the "Facility") and to provide the services described in the Administrative Agreement for the purposes described herein and therein.

If Hana nominates a wholly-owned subsidiary to hold the shares of the Company as permitted by Section 17.1 hereof, the above representations and warranties shall be deemed to also be made by such nominee.

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12.      CONDITIONS TO CLOSING; THE CLOSING; TERMINATION OF THIS
         AGREEMENT; POST CLOSING COVENANT.

         12.1 The Closing of the transactions contemplated by this Agreement shall take place at the offices of the Company to be established at the Facility on the fifth Business Day following the satisfaction of the conditions described in this Section 12.

         12.2 The obligations of ADFlex and Hana to execute and deliver the Operative Agreements (other than this Agreement) to which they are parties, are subject to the satisfaction or waiver, as of the Closing Date, of the following conditions:

                    12.2.1 No injunction restraining or preventing the consummation and performance of this Agreement and the other Operative Agreements shall be in effect, and no litigation shall be pending or threatened by or before any governmental authority that would restrain or prevent the execution or performance of this Agreement and the other Operative Agreements.

                    12.2.2 The parties to each Operative Agreement (other than this Agreement) shall have executed and delivered all such other Operative Agreements, each of which shall be in full force and effect.

                    12.2.3 The Board of Investment shall have granted promotion to the Company's project on terms and conditions satisfactory to ADFlex. ADFlex acknowledges that it is aware of the present Zone 3 privileges and that such privileges are satisfactory to ADFlex.

         12.3 The obligations of ADFlex to execute and deliver the Operative Agreements (other than this Agreement) to which it is to be a party are subject to the satisfaction or waiver, as of the Closing Date, of the following conditions:

                    12.3.1 Hana shall have delivered to ADFlex a Bring Down Certificate dated the Closing Date as to the continuing accuracy of Hana's representations and warranties made herein.

                    12.3.2 Hana shall have delivered to ADFlex a certificate to the effect that Hana is in compliance with all of its covenants set forth in this Agreement.

                    12.3.3 ADFlex shall be satisfied in its sole and absolute judgment as to any due diligence investigation it conducts concerning Hana or the business of the Company.

         12.4 The obligations of Hana to execute and deliver the Operative Agreements (other than this Agreement) to which it is to be a party are subject to the satisfaction or waiver, as of the Closing Date, of the following conditions:

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                    12.4.1 ADFlex shall have delivered to Hana a Bring Down
Certificate dated the Closing Date as to the continuing accuracy at the Closing of the representations and warranties made by ADFlex herein.

                    12.4.2 ADFlex shall have delivered to Hana a certificate to the effect that ADFlex is in compliance with all of its covenants set forth in this Agreement.

         12.5 Promptly following the Closing, Hana shall use its best efforts to obtain all requisite licenses, permits and governmental approvals necessary for compliance with the terms and conditions of this Agreement and the other Operative Agreements and for the conduct of the business by the Company in Thailand, and ADFlex shall reasonably cooperate in connection with the same. At such time as such licenses, permits and approvals have been obtained, ADFlex, Hana and the Directors shall pay in the remaining 75% of their respective capital contributions to the Company in the amounts set forth in Section 4.1.

         12.6 This Agreement may be terminated at any time prior to the Closing Date (i) by the mutual consent of ADFlex and Hana, (ii) by either ADFlex or Hana if the Closing shall not have taken place by October 1, 1996, or (iii) by either ADFlex or Hana if the other party hereto shall, contrary to the terms of this Agreement, intentionally fail or refuse to consummate the transactions contemplated hereby, after affording such defaulting party a ten day period after notice in which to cure. After the Closing, either ADFlex or Hana may terminate this Agreement upon 30 days' written notice if the necessary licenses, permits and governmental approvals in Section 12.5 have not been obtained by July 1, 1996. In the event of termination of this Agreement, this Agreement shall forthwith become wholly void and of no further force and effect and, other than in the event of termination pursuant to clause (iii), there shall be no liability on the part of ADFlex, Hana or their respective officers, directors or Affiliates.

13.      CONFIDENTIALITY; NO PUBLIC ANNOUNCEMENTS.

         13.1 Neither ADFlex nor Hana nor their respective officers, directors, employees or agents shall divulge to any third person (other than those whose province it is to know it or with proper authority) or use for any purpose any of the trade secrets, know-how or confidential or proprietary information relating to the other except pursuant to the License Agreements in furtherance of the business of the Company; provided, however, that either party may divulge any such information (i) in a proceeding to enforce its rights under this Agreement, or (ii) as required by applicable law or the rules and regulations of a securities exchange or automated quotation system. This restriction shall continue to apply after the expiration or termination of this Agreement and the other Operative Agreements without limit in point of time but shall cease to apply to secrets or information which come into the public domain through no fault of the party concerned.

         13.2 ADFlex and Hana will consult with each other before issuing any press release or other public statements with respect to the transactions contemplated by this Agreement, and shall not issue any such press release or make any such public statement prior to such

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consultation except as may be required by applicable law, court process or by obligations pursuant to any listing agreement with any national securities exchange or automated quotation system upon which ADFlex or Hana, as the case may be, has a class of registered equity securities.

14.      NON-COMPETITION AND RELATED RESTRICTIONS.

         14.1 Except as provided in Sections 14.2 and 14.3, neither ADFlex nor Hana shall, while this Agreement and the other Operative Agreements shall remain in effect, and ADFlex and Hana shall not, for a period of two years following the termination of this Agreement, do or permit any of the following without the prior written consent of the other:

                    14.1.1 Either individually or on behalf of any other person or entity directly or indirectly carry on or be interested (except as the holder, for investment, of securities dealt on a recognized stock exchange not exceeding 3% of the total outstanding amount thereof) in any business competing in the Territory with the other party;

                    14.1.2 Solicit or endeavor to solicit in the Territory a customer of the other or any of its Affiliates for the purpose of offering to that customer goods or services similar to or competing with those of the other party or its Affiliates;

                    14.1.3 Solicit or entice away, or endeavor to solicit or entice away, any director, officer or employee of the other or of any Affiliate of such other party or the Company; or

                    14.1.4 Cause or permit any person or entity directly or indirectly under its control to do any of the acts or things specified above.

Notwithstanding the foregoing, the restrictions in Section 14.1.1 shall not apply to ADFlex following the termination of this Agreement with respect to flex and flex-related assembly businesses and operations in the Territory, but shall apply with respect to all other businesses competing in the Territory with Hana.

         14.2 If ADFlex acquires the shares owned by Hana pursuant to Section 10 hereof and vacates the Facility at any time within the two-year period following the Closing Date, then the restrictions set forth in Section 14.1 shall cease to apply to Hana at such time.

         14.3 The restrictions set forth in Section 14.1.3 shall not apply following the termination of this Agreement with respect to any current director, officer or employee of Hana who is assigned or transferred to the Company.

         14.4 ADFlex shall provide the Company with flexible circuit assembly business from time to time as selected by ADFlex in its discretion. Hana hereby grants to the Company a right of first refusal on all assemblies involving flexible circuits obtained by Hana on and after the

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Closing Date. The Company shall either exercise or decline to exercise such right from time to time within 14 days after receiving written notice from Hana describing the proposed assembly contract in reasonable detail. If the Company does not affirmatively respond to a proposed assembly contract within such 14-day period, the Company shall be deemed to have rejected the assembly contract and Hana shall be free to engage in the same for its own account.

         14.5 Each undertaking in this Section 14 shall be treated as independent of the other undertakings so that, if one or more is held to be invalid as an unreasonable restraint of trade or for any other reason, the remaining undertakings shall be valid to the extent that they are not affected.

         14.6 While the undertakings in this Section 14 are considered by the parties to be reasonable under all the circumstances, if one or more is held invalid as an unreasonable restraint of trade or for any other reason, but would have been held valid if part of the wording had been deleted, the period reduced or the range of activities or territory dealt with reduced in scope, the undertaking shall apply with such modification as may be necessary to make it valid.

         14.7 This Section 14 shall not apply if this Agreement is terminated under Section 12.6.

15.      MEDIATION AND ARBITRATION.

         15.1 If a dispute, controversy or claim arises out of or relates to this Agreement or the breach, termination or validity hereof, and if such dispute, controversy or claim cannot be settled through direct good faith discussions between the parties, the parties shall first endeavor to settle the dispute in an amicable manner by mediation under the Commercial Mediation Rules of the American Arbitration Association ("AAA") before having recourse to arbitration. If either party believes, for any reason whatsoever, after the mediation process has begun that it will not lead to a satisfactory resolution of the matter, it may give written notice of that belief to the other party, and proceed to arbitration pursuant to the following provisions of this Section 15.

         15.2 To the extent not settled as provided in Section 15.1, any dispute, controversy or claim arising out of or relating to this Agreement or the breach, termination, or validity hereof, shall be settled by arbitration in accordance with the International Arbitration Rules of the AAA in effect on the date of this Agreement. The arbitration shall be the sole and exclusive forum for resolution of the dispute, controversy or claim and the award shall be final and binding to the extent permitted by law.

         15.3 There shall be three arbitrators, each of whom shall be disinterested in the dispute, controversy or claim and shall have no connection with either party. ADFlex and Hana shall each name an arbitrator and shall promptly, but no later than 30 days after delivery of the arbitration demand, file with the AAA a notice of appointment as provided in the International Arbitration Rules specified above. The two arbitrators so chosen shall select a third arbitrator

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who shall act as chairperson of the arbitration. If either party entitled to name an arbitrator should abstain from doing so, or should the two arbitrators named as provided above fail to select a third arbitrator, then at the request of either party, the President of the AAA shall select an arbitrator to fill the vacant position within ten days of such request.

         15.4 The place of arbitration shall be Chandler, Arizona. The arbitration shall be conducted in the English language and any foreign language documents presented at such arbitration shall be accompanied by an English translation thereof. The arbitrators shall apply the law of Arizona. The parties consent that the United States District Court for the District of Arizona in Phoenix, Arizona and courts in Thailand shall each have non-exclusive jurisdiction with respect to all aspects of the enforcement of the arbitration provisions of this Agreement. Judgment upon the award rendered may be entered into any court having jurisdiction, or application may be made to such court for judicial recognition of the award or an order of enforcement thereof, as the case may be.

         15.5 Arbitration awards rendered pursuant to this Section 15 shall be paid in United States dollars.

16.      GOVERNING LAW.

         16.1 This Agreement shall be construed, enforced and governed by the laws of the State of Arizona without regard to principles of conflicts of law.

17.      ASSIGNMENT.

         17.1 No party shall assign or transfer, or purport to assign or transfer, any of its rights or obligations under this Agreement or any other Operative Agreement without the prior written consent of the other party; provided, however, that ADFlex and Hana shall each have the right to nominate a wholly-owned subsidiary entity to hold their respective shares of the Company described herein.

         17.2 Except as set forth in this Section 17, this Agreement shall be binding upon and shall inure to the benefit of the successors and permitted assigns of the respective parties hereto.

18.      WAIVER, FORBEARANCE AND VARIATION.

         18.1 The rights of the parties under this Agreement shall not be prejudiced or restricted by any indulgence or forbearance extended by one party to the other party. No waiver by either party in respect of a breach shall operate as a waiver in respect of any subsequent breach.

         18.2 This Agreement shall not be varied, cancelled or modified unless the variation, cancellation or modification is expressly agreed to in writing by a duly authorized representative of each party.

19.      SEVERABILITY.

         19.1 If any provision of this Agreement is found by a court or other competent authority to be void or unenforceable, it shall be deemed to be deleted from this Agreement and the remaining provisions shall continue to apply. The parties shall negotiate in good faith in order to agree to the terms of a mutually satisfactory provision to be substituted for the provision found to be void or unenforceable.

20.      MISCELLANEOUS PROVISIONS.

         20.1 This Agreement and the other Operative Agreements constitute the entire agreement between the parties hereto with respect to the subject matter hereof and thereof and supersede all prior oral and written discussions and understandings.

         20.2 Any notice, advice, election, request, or order, demand or other direction required or permitted to be given under this Agreement shall be in writing and in the English language, and (unless some other notice giving the same is specified or accepted in writing by the recipient) shall be effective
(i) when personally delivered during normal business hours to the addressee at the address designated for such delivery, (ii) on the date of receipt specified on any return receipt if it shall have been deposited in the mails, certified or registered with return receipt requested and postage thereon fully prepaid, addressed to such address, or (iii) on the day it shall have been given by facsimile transmission (with written confirmation of receipt) to such address, whichever the foregoing shall first occur. Until otherwise specified by notice, the addresses for any such notice, advise, election, request, order, demand or other direction shall be:

                    If to ADFlex:
                    ADFlex Solutions, Inc.
                    Attention: Michael L. Pierce
                    2001 West Chandler Boulevard
                    Chandler, Arizona 85224, U.S.A.
                    Telephone: (602) 786-8206
                    Facsimile: (602) 786-8280

                    If to Hana:
                    Hana Microelectronics Public Co. Ltd.
                    c/o Richard Han
                    101//2 Moo 4, EPZ
                    Northern Region Industrial Estate
                    T. Ban Klang, A. Muang,
                    Lamphun 51000, Thailand
                    Telephone: 66 2/551-1297, 521-4935/9
                    Facsimile: 66 2/552-4906, 551-1299

         20.3 The headings in this Agreement are inserted for convenience only and do not affect its construction.

         20.4 In the event of any ambiguity or conflict arising between the terms of this Agreement and the terms of any other Operative Agreement, the terms of this Agreement shall prevail as between the parties.

         20.5 In the event of any ambiguity or conflict arising between the terms of this Agreement and the Articles of Association, the terms of this Agreement shall prevail as between the parties, and the parties shall amend the Articles of Association accordingly.

         20.6 Time is of the essence of this Agreement.

         20.7 ADFlex and Hana represent to each other that neither has incurred any obligation or liability, contingent or otherwise, for brokerage or finder's fees or agent's commissions or other like payment in connection with this Agreement, the other Operative Agreements or the transactions contemplated hereby or thereby.

21.      COSTS.

         21.1 Except as provided in Section 2.1 hereof, ADFlex and Hana shall each bear their own costs in connection with the negotiation, preparation, execution, delivery and performance of this Agreement.

22.      NOT A PARTNERSHIP.

         22.1 None of the provisions of this Agreement shall be deemed to constitute or create a partnership between ADFlex and Hana and neither ADFlex nor Hana has the authority to bind the other in any way except as expressly contemplated herein.

         22.2 ADFlex and Hana hereby expressly agree and acknowledge that each of them (either directly, or through Affiliates) is involved in transactions, investments and business ventures and undertakings of every nature, which include, without limitation, activities which are associated with flexible circuit manufacture and assembly (all such investments and activities being referred to hereinafter as the "Independent Activities").

         22.3 Except as expressly provided in Section 14 hereof, nothing in this Agreement shall be construed to: (i) prohibit any party or its Affiliates from continuing, acquiring, owning or otherwise participating in any Independent Activity that is not owned or operated by the Company, even if such Independent Activity is or may be in competition with the Company; or (ii) require any party to allow the Company or the other party to participate in the ownership or profits of any such Independent Activity. To the extent any party would have any rights or claims against the other party as a result of the Independent Activities of such party or its

Affiliates, whether arising by statute, common law or in equity, the same are hereby waived with respect to the operation and business of the Company.

         22.4 ADFlex and Hana hereby expressly acknowledge, represent and warrant that they are sophisticated businesses and investors, they understand the terms, conditions and waivers set forth in this Agreement (including without limitation Sections 14 and 22 hereof), and that the provisions of this Agreement are reasonable, taking into account the relative sophistication and bargaining position of the parties.

23.      THIRD PARTY BENEFICIARIES.

         23.1 Nothing in this Agreement, express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third person to either party to this Agreement.

         IN WITNESS WHEREOF, parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                  ADFlex Solutions, Inc., a Delaware corporation


                                     By: /s/ Rolando C. Esteverena
                                         -------------------------
                                  Title: Chairman, President & CEO
                                         -------------------------


                                  Hana Microelectronics Public Co., Ltd., a
                                  Thailand public limited company


                                     By: /s/ Richard Hahn
                                         -------------------------
                                  Title: Executive Vice Chairman,
                                         President, Chief Executive
                                         Officer & C.O.O.
                                         -------------------------

                                   EXHIBIT A



                            ARTICLES OF ASSOCIATION

                                       OF

                           ADFlex (Thailand) Limited

                                ***************

                                   CHAPTER I
                                    General

1.  These regulations shall be called the Articles of ADFlex (Thailand) Limited.

2.  Unless otherwise specified, the "Company" shall mean ADFlex (Thailand)
    Limited.

3. Unless otherwise stipulated, the provisions in the Civil and Commercial Code regarding limited companies shall apply.

4. Any addition to or amendment of these Articles or the provisions in the Memorandum of Association must be approved by a special resolution of the general meeting.

                                   CHAPTER II
                            Shares and Shareholders

5. The Company's shares shall consist of Ordinary Shares entered in a named certificate and shall be fully paid-up in money.

6.  The shares of the Company shall be divided as follows:

    (1)  Class A shares, i.e., shares numbered 1 to 6,000,000 inclusive
         (ADflex).

    (2) Class B shares, i.e., shares numbered 6,000,001 to 7,500,000 inclusive (Hana).

    Unless otherwise provided by these Articles, all shares shall have the same rights and status.

7. Transfers of shares, assignments, pledges, or other dispositions of shares require prior consent by the Board of Directors of the Company. Transfers of shares shall be effected by amending the register of shareholders.

8. In the case when a shareholder dies or is adjudged bankrupt, the recipient of his estate or administrator of his estate, or person who is entitled to the shares must produce legitimate evidence before the Company, and when the Board of Directors is satisfied with the validity of such evidence and that it is not contrary to the Articles of Association of the Company, the person upon whom the shares devolved shall be registered as a shareholder of the Company.

*[9. (1) Class B Shareholder may not transfer, sell or otherwise dispose of any shares of the Company without the prior consent of Class A Shareholder. In the event that Class B Shareholder desires to sell any shares, Class B Shareholder shall give Class A Shareholder written notice of such fact at least 6 months in advance. In the event of a proposed sale of shares, Class B Shareholder shall first offer to Class A Shareholder the shares that desired to sell to any third person.

        (2) Class B Shareholder shall notify Class A Shareholder in writing of its desire to sell shares of the Company, with the notice setting forth
        (i) the number of shares Class B Shareholder proposes to sell, (ii) a statement that Class B Shareholder has received a bona fide offer to purchase the shares, and the Class B Shareholder is willing to accept the offer, (iii) the name and address of the offeror and the terms of the offer, and (iv) an offer ("Offer") to sell the shares to Class A Shareholder at the same price and on the same terms as have been offered to Class B Shareholder. At the request of Class A Shareholder, Class B Shareholder shall provide a copy of the Offer received by it, in addition to such financial information or other evidence as may be reasonably requested evidencing the ability and intent of the bona fide offeror to complete the proposed purchase transaction.

        (3) Class A Shareholder shall have thirty (30) days after the receipt of the notice within which to accept the Offer. Class A Shareholder may not elect to purchase less than all of the shares offered. If Class A Shareholder accepts the Offer, Class A Shareholder shall have twenty
        (20) days after its delivers notice of such acceptance within which to purchase the shares on the terms and subject to the conditions set forth in the Offer.

        (4) If written consent to a transfer pursuant to this Article is granted, or if the option to purchase is not exercised by Class A Shareholder, Class B Shareholder shall be free for a period of sixty
        (60) days after the consent, the failure exercise the purchase option, or written notification by Class A Shareholder of its rejection of the Offer, or until the expiration of the original offer, whichever first occurs, to sell, transfer, or otherwise dispose of the shares: provided that in the event of a sale, such sale shall be made only for consideration not less than, and on terms no more favorable to the buyer than, those specified in Class B Shareholder's notice. Any sale or transfer not made in accordance with the terms of this Article shall automatically be deemed null and void.]

                                  CHAPTER III
                                General Meetings

10. A general meeting of Shareholders shall be held within six months after registrations and shall subsequently be held at least once every twelve months. Such meeting is called an "Ordinary Meeting". All other general meetings are called "Extraordinary

        General Meetings". The Board of Directors may summon Extraordinary General Meetings, whenever they think fit.

11. Seven (7) days notice of every general meeting shall be given to all shareholders whose names appear in the register of shareholders. Notice to shareholders in Thailand shall be given by registered post, and notice to shareholders abroad shall be sent by telefax and confirmed by airmail at least ______( ) days prior to the date of the meeting. The notice shall specify the place, the day and the hour of the meeting, and the nature of business to be transacted.

12.     Ordinary Meetings shall be summoned for the purpose of:

        (1) Reviewing the report of the Board of Directors covering work done during the previous period and suggestions as to future courses of action.

        (2) Considering the Balance Sheet and the Profit and Loss Account of the preceding fiscal year and approving the same.

        (3) Approving payment of dividends and remunerations to directors and the apportionment of amounts as reserve capital.

        (4) Election of new directors in place of those who must retire on the expiration of their terms.

        (5)   Appointment of an auditor and the fixing of his/her remuneration.

        (6)   Other business.

13. Shareholders or their authorized representatives representing at least ___________ per cent (%) of the Company's shares shall constitute a quorum for all general meetings.

14. In casting votes at a general meeting, each shareholder of ordinary shares shall have one vote for each share of which he is the holder. All voting shall be conducted by poll. All ordinary resolutions shall require a _______per cent (%) of the votes except as provided below.

        Decisions on the following matters shall be made by special resolution only, which requires approval by 75% of the votes at a general meeting, and 66-2/3% of the votes at a subsequent general meeting according to procedures prescribed in the Civil and Commercial Code:

        (1)   To amend the Memorandum or Articles of Association.

        (2)   To increase registered capital.

        (3)   To reduce registered capital.

        (4)   To dissolve the Company.

     (5)  To amalgamate with another company.

15. Any shareholder may vote by proxy, provided the power given to such proxy is in writing. The instrument appointing a proxy shall be dated and signed by the shareholder and shall contain the following particulars:

     (1)  The number of shares held by the shareholders.

     (2)  The name of the proxy.

     (3) The meeting or meetings or the period for which the proxy is appointed.

     A Shareholder being a juristic person registered outside of Thailand may appoint a proxy by telex and he same shall be accepted if it purports to be sent by an officer of that juristic person. The appointment of proxy by telex shall be confirmed in due course by an instrument under seal or under the hand of an officer of the juristic person duly authorized. Subject to the foregoing, instruments appointing proxies shall be in such form and be executed in such manner as the Board of Directors may from time to time determine or in particular cases accept.

     If a proxy proposes to vote at a meeting, the instrument of appointment of the proxy must be deposited with the Chairman at or before the beginning of that meeting.

16. The Chairman of the Board of Directors shall preside at every general meeting. If there is no such Chairman or if he is not present within fifteen (15) minutes after the time appointed for holding the meeting, the shareholders present may elect one of the other directors to be Chairman.

17. The Chairman may postpone a general meeting with the consent of the shareholders. But in the succeeding meeting no other business may be discussed except that pending from the previous meeting.

                                   CHAPTER IV
                             Directors and Auditors

18. A Board of Directors shall be elected by the general meeting to carry out the Company business under the control of the general meeting of Shareholders and subject to these Articles.

     A director need not be a shareholder in the Company.

     A director can be removed for any reason by the general meeting.

     A director shall not be personally liable for any acts or omissions except those involving fraud or willful wrongdoing.

19.  The Company's directors shall be five (5) in number.

     At all times, the directors shall include three (3) directors who have been nominated by a simple majority (based on voting rights) of the Class A Shareholder, and two (2) directors who have been nominated by a simple majority (based on voting rights) of Class B Shareholder.

20.  The Board of Directors may elect one of the directors as Chairman.

21. At the first Ordinary Meeting after the registration of the Company and at the first Ordinary Meeting in every subsequent year, one-third of the directors, or, if their number is not a multiple of three, then the number nearest to one-third must retire from office. A retiring director is eligible for re-election.

22. Any vacancy among the members of the Board of Directors occurring otherwise than under Article 18 or 21 may be filled by the Board of Directors upon nomination by the shareholders which nominated the director whose office is vacated. Any person so appointed shall retain office only during such time as the director whom he replaces would have been entitled to retain the same.

23. Any director may vote by proxy, provided the power given to such proxy is in writing. An instrument appointing a proxy shall specify the meeting or meetings or the period for which the proxy is appointed and shall be in such form and be executed in such manner as the Board of Directors may from time to time determine.

24. Regular meetings of the Board of Directors shall be held at such times and places as the Board may determine. In addition, special meetings of the Board may be called by the Chairman or by the Managing Director at the registered office of the company or such other place as a majority of the directors may agree. Not less than seven (7) days notice of a special meeting shall be given to each director by letter, telefax or telex as appropriate. Such notice to any director may be waived or shortened by that director and shall be deemed waived by his presence at the meeting.

25. Whenever any notice whatsoever is required to be given to any director or whenever a matter is submitted at any meeting of directors and such matters were omitted from the proposed agenda for such meeting in the notice therefore, a written waiver of such notice or of such omission, signed by the person or persons entitled to any such notice whether before or after the time of the meeting stated herein, shall be deemed the equivalent to the timely giving of such notice or the including of such matter in the proposed agenda, as the case may be.

26. At all meetings of the Board of Directors, a quorum shall consist of a majority of directors. A proxy appointed under Article 23 shall be counted in determining the presence of a quorum.

27. All actions, appointments and decisions of the Board of Directors shall be decided by a simple majority vote.

        The Board of Directors may adopt a resolution without holding a meeting if all directors approve the action by placing their signatures on the original copy of the resolution. Any such resolution shall be binding on the Company only after all of the directors have signed the resolution. The duly signed resolution shall be delivered to the Chairman and placed in the Minutes Book of the Company. Such resolution may consist of several documents in the like form each signed by one or more of the directors.


28. An auditor shall be elected and his remuneration fixed every year at an Ordinary Meeting. A retiring auditor is eligible of a re-election. No Company's director, representative nor employee may be elected as auditor during the period of his office.

                                   CHAPTER V
                               Books and Accounts

29. The annual accounting year of the Company shall commence and terminate on the 1st January and 31st of December respectively.

30. The Company's books and accounts shall be maintained according to international accounting practice and procedures generally acceptable in Thailand.

31.     The directors shall cause true and complete accounts to be kept:

        (1) of the sums received and expended by the Company and of the matters in respect of which each receipt or expenditure takes place;

        (2)   of the assets and liabilities of the Company, and

        (3)   of the shareholder's equity and capital reserves.

32. The directors shall make a balance sheet at least once in every twelve months, at the end of such twelve months as constitute the accounting year of the Company. It must contain a summary of the assets and liabilities of the Company and a profit and loss account.

33. The directors shall have the balance sheet examined by the company's auditor and submitted to a general meeting for adoption within four months after the end of the accounting year. A copy of the balance sheet must be sent to every person entered in the register of shareholders at least three (3) days before the general meeting.

34. The directors must cause minutes of all proceedings and resolutions of meeting of shareholders and directors to be duly entered in the books which shall be kept at the registered office of the Company. Any such minutes signed by the Chairman of the meeting at which such resolutions were passed or proceedings held, or by the Chairman of the next succeeding meeting, are presumed correct evidence of the matters therein contained, and all resolutions and proceedings of the meeting so recorded in the minutes are presumed to have been duly passed.

                                   CHAPTER VI
                             Dividends and Reserves


35. Except for interim dividends, as provided in Article 41, no dividend may be declared except by a resolution passed in a general meeting.

     Notice of any dividend that may have been declared shall be published at least twice in a local paper or given by letter to each shareholder whose name appears in the register of shareholders.

36. The Company must appropriate to a reserve fund at each distribution of dividends, at least one-twentieth of the profits, until the reserve fund reaches one-tenth of the capital of the Company. Notwithstanding the foregoing, the director may submit to the general meeting a resolution to appropriate amounts to other reserve funds as may seem desirable in executing the Company's business.

37. The Board of Directors may from time to time pay to the shareholders such interim dividends as are recommended by the Board of Directors to be justified by the profit of the Company.


                                  CHAPTER VII
                        Increases in Registered Capital

38. All new shares issues by the Company, must be offered to the shareholders in proportion to the shares held by them.

     Such offer must be made by notice specifying the number of shares to which the shareholder is entitled, and fixing a date after which the offer, if not accepted shall be deemed to be declined.

     After such date or on the receipt of an intimation from the shareholder that he declines to accept the shares offered, the director may offer such shares for subscription to the other shareholder or subscribe for such shares himself.


                                 **************

                                    (Draft)


                           MEMORANDUM OF ASSOCIATION
                                       OF
                           ADFLEX (THAILAND) LIMITED

                                ****************

The contents of the Memorandum of Association of the Company are as follows:

Clause 1.       The name of the Company is "ADFLEX (THAILAND) LIMITED".

Clause 2.       The registered office of the Company will be situated in
                [insert locations, e.g., Bangkok].

Clause 3.       The objects for which the Company is to be established total 12 in number, as set forth on the attached form.

Clause 4.       The liability of each shareholder is limited to the amount, if any, unpaid on the shares held by him.

Clause 5.       The capital of the Company shall be Baht 75,000,000 (Seventy-
                Five Million), divided into 7,500,000 (Seven Million Five
                Hundred Thousand) shares of Baht 10 (Ten) each.

Clause 6.       The name, address, occupation, signature and number of shares subscribed by each of the 7 promoters are as follows:

(1)  I, Mr. Niwes Phancharoenworakul;      Occupation:  Lawyer;    Age: 45;

     Residing at:  1/70 Moo 14, Pinklao-Nakornchaisri Road,
                   Kwaeng Talingchan, Khet Talingchan, Bangkok.

     Subscribed:   1 share.         (Signed) _______________________________

(2)  I, Mrs. Ratana Poonsombudlert;        Occupation:  Lawyer;    Age: 33;

     Residing at:  No. 24/4 Moo 3 Suksawat 70 (Soi Krunai) Suksawar Road,
                   Tambol Krunai; Amphur Prapadaeng, Changwad Samutprakarn.


     Subscribed:   1 share.         (Signed) _______________________________



                        (Signed)  _________________     Promoter who applied
                                  ( )                   for the Registration

--------------------------------------------------------------------------------
Page 1 of the total 3 pages             (Signed)                      Registra
Document attached to the                        ---------------------
                                                (                   )

Memorandum of Association of ADFlex (Thailand) Limited                    Page 2
--------------------------------------------------------------------------------


(3)     I, Mr. Prakasit Itharat;                Occupation:  Lawyer;    Age 29;

        Residing at: No. 345/1 Soi Samsen 28, Samsen Road, Kwaeng
        Tanonnakornchaisri, Khet Dusit, Bangkok

        Subscribed: 1 share.                    (Signed)________________________


(4)     I, Miss Chadaporn Ruangtoowagoon;        Occupation:  Lawyer;    Age 30;

        Residing at: No. 25/5 Soi 2 Rajchiengseng Road, Tambol Haiya, Amphur Muang, Changwad Chiengmai

        Subscribed: 1 share.                    (Signed)________________________


(5)     I, Miss Prisna Suangwanna;               Occupation:  Lawyer;    Age 31;

        Residing at: 126/4 Moo 7, Ramintra Km. 4 Road, Kwaeng Thalang, Khet Bangkhen, Bangkok

        Subscribed: 1 share.                    (Signed)________________________


(6)     I, Mr. Veerapoj Visessinlapanond;       Occupation:  Lawyer;    Age 28;

        Residing at: No. 1242 Soi Saenavilla Village, Happy Land Road, Kwaeng Klongjun, Khet Bangkapi, Bangkok.

        Subscribed: 1 share.                    (Signed)________________________


(7)     I, Mr. Kulchai Chungsathaporn;           Occupation:  Lawyer;    Age 22;

        Residing at: No. 35/2 Moo 3 Phaholyothin Road, Kwaeng Anusawaree, Khet Bangkhen, Bangkok.

        Subscribed: 1 share.                    (Signed)________________________



           (Signed)____________________________ Promoter who applied
                   ()                           for the Registration
--------------------------------------------------------------------

Page 2 of the total 4 pages                 (Signed)________________Registrant
Document attached to the                            (              )
application No. ___/___

                                  ATTESTATION

I,  Mr. Panom Jaisaen;                  Age:        27        years;
    Residing at: 1669/651 Moobaan Pincharoen 2, Songprapa Road, Kwaeng Srigan,
                 Khet Donmuang, Bangkok.

I,  Mr. Yutthapong Posuwan              Age:        28        years;
    Residing at: 1669/651 Moobaan Pincharoen 2, Songprapa Road, Kwaeng Srigan,
                 Khet Donmuang, Bangkok.

Do hereby certify that the above-mentioned promoters have given their hands in our presence.


                 (Signed) ________________________ Witness
                             (Mr. Panom Jaisaen)

                 (Signed) ________________________ Witness
                          (Mr. Yutthapong Poosuwan


           This Memorandum of Association is made on


                          Stamp Duty
                       Original: 200 Baht
                       Copy:       5 Baht


                 (Signed) ________________________ Promoter who applied
                          ()                       for the Registration
_______________________________________________________________________________

Page 4 of the total 4 pages                    (Signed) _____________Registrant
Document attached to the                                  (           )
application No. ..../....

                               DETAILS OF OBJECTS
                                       OF
                           ADFlex (Thailand) Limited


The objectives for which the Company is established are:

 1. To design, fabricate and manufacture flexible circuits and related products, including finishing and assembly of flexible circuits.

 2. To render services in finishing and assembly of flexible circuits and related products.

 3. To lease, construct, occupy and operate warehouses, factories, workshops, laboratories and other facilities relating to the activities described in
     (1) and (2) above; and to import, store, sell by wholesale or retail and export the materials, supplies and products of the Company.

 4. To import, buy, hire, hire-purchase, register, sell, sell with right of redemption, exchange, mortgage, pledge, accept pledge, or otherwise acquire and dispose of machinery, equipment, parts and tools for the Company's business.

 5. To lease land and other immovable property and to build and own any construction thereon for use in the Company's business. [to be amended if BOI grants permission to own land]

 6. To apply for, acquire, hold, license, transfer and dispose of patents, trademarks, copyrights, know-how, tradenames and other intellectual property rights which are necessary or useful to the Company's business.

 7. To contact public bodies, municipalities, localities, and other official offices in order to acquire rights, permits, concessions and privileges which are necessary or desirable for the Company's business and to administer and observe such rights, permits, concessions or privileges.

 8. For the Company's business, to borrow and lend money, with or without interest and with or without security, except in such a way as to constitute finance or securities company activity, to guarantee the payment of loans by any natural or juristic person, and accept and give pledges and other security.

 9. To have an interest in any other limited companies or partnerships whose objectives are similar to or different from those of the Company, and establish agents, brokers, commission agents and branch offices of the Company anywhere in the world.

10. To bring and defend actions before any court, submit any dispute to mediation or arbitration and enter into any agreement or settlement in carrying out the objectives of the Company.

11. To issue guarantees for the purposes of the Company and its employees to the Immigration, Customs, Revenue and Police authorities of Thailand, and to provide bail and security in criminal or civil cases.

12.  The Company is empowered to issue shares at or above par value.

                                   EXHIBIT B

                              FACILITIES AGREEMENT

         FACILITIES AGREEMENT (the "Agreement") made this ___ day of __________, 1996, by and between ADFlex Thailand Limited, a Thailand private limited company (the "Company"), Hana Microelectronics Public Co., Ltd., a Thailand public limited company ("Hana"), and ADFlex Solutions, Inc., a Delaware corporation ("ADFlex").

                                   WITNESSETH:

         WHEREAS, Hana and ADFlex have formed the Company pursuant to the Master Agreement between Hana and ADFlex dated _____________, 1996 (the "Master Agreement"); and

         WHEREAS, the Company engages in the business of finishing and assembly of flexible circuits and all other activities related thereto in Thailand; and

         WHEREAS, Hana owns certain facilities in the Zone 3 region of Thailand suitable or capable of being made suitable for the finishing and assembly of flexible circuits; and

         WHEREAS, Hana desires to provide the facilities to the Company and the Company desires to use such facilities on the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereinafter set forth, it is agreed as follows:

1.       DEFINITIONS.

         1.1 "Agreement" shall mean this Facilities Agreement.

         1.2 "Facilities" shall mean the existing manufacturing area of approximately 10,000 square feet, common parking, playground and cafeteria, and such other facilities necessary to support the manufacturing area to be constructed by Hana in accordance with the provisions of Section 2.1.1, all owned by Hana and located in the Zone 3 region of Thailand.

         1.3 "Lease" shall mean the form of lease between Hana and the Company attached hereto as Exhibit A.

2.       FACILITIES

         2.1 Hana covenants to the Company and ADFlex that it shall provide the Facilities in accordance with the following terms and conditions:

                    2.1.1 Hana shall lease the Facilities to the Company in accordance with the terms of this Agreement and the Lease, which Lease shall be executed by the Parties simultaneously with this Agreement and shall be effective upon delivery of the Facilities to the Company in accordance with
Section 2.1.2. Hana represents and warrants that the Facilities are or will be, upon delivery to the Company, comparable in quality to other electronic manufacturing facilities in the Zone 3 region of Thailand. Hana shall be responsible for preparing the Facilities for occupancy by the Company, including the construction of additions to the Facilities support structure as necessary to support the Company's business. Hana shall permit the Company to install signage on the building to display the Company's name. The Company shall be responsible for the cost of any additional environmental systems determined to be necessary for operation of the Company's specific manufacturing processes and the cost of signage to display the Company's name. All other costs of preparing the Facilities for occupancy and manufacturing shall be borne by Hana.

                    2.1.2 Hana shall deliver the Facilities ready for occupancy and in compliance with Section 2.1.1 and Section 4 not later than October 1, 1996. The Company will notify Hana in writing at least three months prior to the date the Facilities are required of such start date (the "Start Date").

                    2.1.3 The Company shall have the option to expand the Facilities' manufacturing space up to 20,000 square feet. Upon notice from the Company exercising this option, Hana shall on a best efforts basis endeavor to expand the Facilities and shall deliver the expanded Facilities ready for occupancy within four months of receipt of such notice. The Company shall be responsible for the cost of any additional environmental systems determined to be necessary for operation of the Company's specific manufacturing processes in connection with the expansion. All other costs of the expanding the Facilities shall be borne by Hana.

                    2.1.4 Hana shall be responsible for the cost of all routine maintenance and repairs to the Facilities, including the buildings and the building support equipment. The Company shall report all maintenance and repair problems in writing to Hana. If Hana does not correct the problem within 30 days of receipt of written notice from the Company (or such longer time as agreed to by the Company), the Company may take necessary action to correct the problem and submit a statement for such services to Hana for payment.

         2.2 The Company shall be responsible for the payment of all utilities required for the Facilities from and after delivery of the Facilities for occupancy in accordance with Section 2.1.2.

3.       PAYMENT.

         3.1 Commencing on the Start Date, the Company shall pay Hana $2.00 U.S. per square foot of manufacturing space per month, which amount shall be paid monthly to Hana at the address set forth in Section 12.2 or such other address designated by Hana. ADFlex shall guarantee the payment to Hana by the Company in accordance with this Section 3.

4.       COMPLIANCE.

         4.1 Hana shall ensure that the Facilities, including any additional construction or expansion, comply with all government codes, rules and regulations governing land use, zoning, and manufacturing and shall be responsible for making any required modifications to the Facilities to meet such codes, rules and regulations. Prior to occupancy by the Company, Hana shall certify to the Company that the Facilities comply with all applicable government codes, rules, and regulations for facilities of this kind and for their intended use.

5.       TERM.

         5.1 This Agreement will become effective as of the date hereof and will remain in effect for a period of two years. This Agreement will automatically renew for additional one year terms unless either party provides notice to the other of its intent to terminate the Agreement not less than 180 days prior to the expiration of the initial or any renewal term; provided that for each renewal term the parties shall negotiate in good faith the payment to made by the Company pursuant to Section 3.1 hereof, taking into consideration the effects of inflation and current market conditions.

6.       MEDIATION AND ARBITRATION.

         6.1 If a dispute, controversy or claim arises out of or relates to this Agreement or the breach, termination or validity hereof, and if such dispute, controversy or claim cannot be settled through direct good faith discussions between the parties, the parties shall first endeavor to settle the dispute in an amicable manner by mediation under the Commercial Mediation Rules of the American Arbitration Association ("AAA") before having recourse to arbitration. If either party believes, for any reason whatsoever, after the mediation process has begun that it will not lead to a satisfactory resolution of the matter, it may give written notice of that belief to the other party, and proceed to arbitration pursuant to the following provisions of this Section 6.

         6.2 To the extent not settled as provided in Section 6.1, any dispute, controversy or claim arising out of or relating to this Agreement or the breach, termination, or validity hereof, shall be settled by arbitration in accordance with the International Arbitration Rules of the AAA in effect on the date of this Agreement. The arbitration shall be the sole and exclusive forum for resolution of the dispute, controversy or claim and the award shall be final and binding to the extent permitted by law.

         6.3 There shall be three arbitrators, each of whom shall be disinterested in the dispute, controversy or claim and shall have no connection with either party. ADFlex and Hana shall each name an arbitrator and shall promptly, but no later than 30 days after delivery of the arbitration demand, file with the AAA a notice of appointment as provided in the International Arbitration Rules specified above. The two arbitrators so chosen shall select a third arbitrator who shall act as chairperson of the arbitration. If either party entitled to name an arbitrator should abstain from doing so, or should the two arbitrators named as provided above fail to select a third arbitrator, then at the request of either party, the President of the AAA shall select an arbitrator to fill the vacant position within ten days of such request.

         6.4 The place of arbitration shall be Chandler, Arizona. The arbitration shall be conducted in the English language and any foreign language documents presented at such arbitration shall be accompanied by an English translation thereof. The arbitrators shall apply the law of Arizona. The parties consent that the United States District Court for the District of Arizona in Phoenix, Arizona and courts in Thailand shall each have non-exclusive jurisdiction with respect to all aspects of the enforcement of the arbitration provisions of this Agreement. Judgment upon the award rendered may be entered into any court having jurisdiction, or application may be made to such court for judicial recognition of the award or an order of enforcement thereof, as the case may be.

         6.5 Arbitration awards rendered pursuant to this Section 6 shall be paid in United States dollars.

7.       GOVERNING LAW.

         7.1 This Agreement shall be construed, enforced and governed by the laws of the State of Arizona without regard to principles of conflicts of law.

8.       ASSIGNMENT.

         8.1 No party shall assign or transfer, or purport to assign or transfer, any of its rights or obligations under this Agreement without the prior written consent of the other party.

         8.2 Except as set forth in this Section 8, this Agreement shall be binding upon and shall inure to the benefit of the successors and permitted assigns of the respective parties hereto.

9.       WAIVER, FORBEARANCE AND VARIATION.

         9.1 The rights of the parties under this Agreement shall not be prejudiced or restricted by any indulgence or forbearance extended by one party to the other party. No waiver by either party in respect of a breach shall operate as a waiver in respect of any subsequent breach.

         9.2 This Agreement shall not be varied, cancelled or modified unless the variation, cancellation or modification is expressly agreed to in writing by a duly authorized representative of each party.

10.      SEVERABILITY.

         10.1 If any provision of this Agreement is found by a court or other competent authority to be void or unenforceable, it shall be deemed to be deleted from this Agreement and the remaining provisions shall continue to apply. The parties shall negotiate in good faith in order to agree to the terms of a mutually satisfactory provision to be substituted for the provision found to be void or unenforceable.

11.      FORCE MAJEURE.

         11.1 The parties understand and agree that, in the event that an act of the national or local government (including without limitation currency restrictions), or war conditions, or fire, flood or labor trouble or any other circumstance beyond the parties' control, should prevent, curtail or delay the performance by the parties of the provisions of this Agreement, then such non-performance or delay shall not be considered a breach of this Agreement and shall be excused, provided that the party so excused shall, promptly after cessation of the force majeure circumstance, resume performance of its duties under the Agreement and, to the extent reasonably practicable, perform the duties previously prevented. Any force majeure circumstance that persists for more than 180 days will be ground for termination.

12.      MISCELLANEOUS PROVISIONS.

         12.1 This Agreement and the Master Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior oral and written discussions and understandings. In the event of any conflict between the terms of this Agreement and the terms of the Master Agreement, the terms of the Master Agreement shall control.

         12.2 Any notice, advice, election, request, or order, demand or other direction required or permitted to be given under this Agreement shall be in writing and in the English language, and (unless some other notice giving the same is specified or accepted in writing by the recipient) shall be effective
(i) when personally delivered during normal business hours to the addressee at the address designated for such delivery, (ii) on the date of receipt specified on any return receipt if it shall have been deposited in the mails, certified or registered with return receipt requested and postage thereon fully prepaid, addressed to such address, or (iii) on the day it shall have been given by facsimile transmission (with written confirmation of receipt) to such address, whichever the foregoing shall first occur. Until otherwise specified by notice, the addresses for any such notice, advise, election, request, order, demand or other direction shall be:

                    If to the Company:

                    ADFlex Thailand Limited
                    Attention:


                    Telephone:
                    Facsimile:

                    If to ADFlex:

                    ADFlex Solutions, Inc.
                    Attention: Michael L. Pierce
                    2001 West Chandler Boulevard
                    Chandler, Arizona 85224, U.S.A.
                    Telephone: (602) 786-8206

                    Facsimile: (602) 786-8280

                    If to Hana:

                    Hana Microelectronics Public Co. Ltd.
                    c/o Richard Han
                    101//2 Moo 4, EPZ
                    Northern Region Industrial Estate
                    T. Ban Klang, A. Muang,
                    Lamphun 51000, Thailand
                    Telephone: 66 2/551-1297, 521-4935/9
                    Facsimile: 66 2/552-4906, 551-1299

         12.3 The headings in this Agreement are inserted for convenience only and do not affect its construction.

         12.4 Time is of the essence of this Agreement.

13.      ADFLEX PURCHASE OF EQUITY INTEREST.

         13.1 If ADFlex exercises its option to purchase Hana's equity interest in the Company, as provided in the Master Agreement, and if Hana so requests, the parties agree to renegotiate this Agreement in good faith. Any changes to the terms and conditions set forth herein shall not be effective for six months from the date upon which such changes are mutually agreed to in writing by the parties.

                    IN WITNESS WHEREOF, parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                  ADFlex Thailand Limited,
                                  a Thailand private limited company


                                  By___________________________________________
                                  Title________________________________________



                                  Hana Microelectronics Public Co., Ltd.,
                                  a Thailand public limited company


                                  By___________________________________________
                                  Title________________________________________

                                  ADFlex Solutions, Inc., a Delaware corporation


                                  By___________________________________________
                                  Title________________________________________

                            FINAL LEASE ARRANGEMENTS

LEASE BETWEEN HANA AND ATL:

- Premises of 14655 sq. ft. (Original agreement calls for up to 20,000)
- Term: Two years, renewable for a three year term.
- Rent: 185,386 Baht per month ($7,242 at 25.6 Baht, or $7,415 at 25 Baht to the dollar).
- Deposit of two months' rent.
- Lessee to pay its portion of the insurance.

LEASE BETWEEN HIREL AND ADFLEX SOLUTIONS

- Premises of 14655 sq. ft.
- Term: Two years, renewable for three year term.
- Rent: $21,982.50 per month. With ATL payment this approximates $2 per foot.
- Deposit of two months' rent.

                                LEASE AGREEMENT

THE LEASE AGREEMENT is made this 16th day of April, 1996 at Hana
Microelectronics Public Co., Ltd. Lamphun, Thailand BETWEEN

HANA MICROELECTRONICS PUBLIC COMPANY LIMITED, represented by Mr. Richard David Han and Mr. Voraphoj Thepvanaprasiddhi, its authorized directors, having registered office at 10/4 Moo 7, Vibhavadi-Rangsit Rd., Kwang Talad Bangkhen, Khet Donmuang, Bangkok Metropolis, Thailand (hereinafter referred to the "Lessor") of one part and

ADFLEX (THAILAND) LTD., represented by Mr. Rolando Esteverena, its authorized director, having registered office at 101/2 Moo 4, Tambol Ban Klang, A. Muang Lamphun, Lamphun Province (hereinafter referred to as the "Lessee") of another part.

NOW THEREFORE, the parties agree as follows:

1.      LEASED PREMISES
        The Lessor hereby grants to the Lessee and the Lessee does hereby accept from the Lessor a lease of a facilities, manufacturing area of approximately 14655 square feet located at 101/2 Moo 4, Tambol Ban Klang, Amphur Muang Lamphun, Lamphun Province, the detailed list of property is attached herewith (hereinafter referred to as the "Leased Premises")

2.      PURPOSE

        2.1 The purpose of the lease is for the manufacturing and assembling of flexible circuits by the Lessee and other related trade activities. The Lessee agrees not to possess the Leased Premises for any purpose which is against or contradictory to any law and not to use said Leased Premises for purposes other than those specified above, without a prior written consent from the Lessor

        2.2 Upon termination of this lease and/or the expiration of the lease term, the right to possess the Leased Premises shall be immediately returned to the Lessor.

3.      LEASE TERM
        Subject to the provisions hereof, the term of this Agreement shall be 2 years, commencing on the 1st day of June, 1996 and expiring on 31st day of May, 1998. Upon the expiration of this lease term, should the Lessee wish to renew the lease, the Lessor agrees to renew this lease as stipulated under Clause 4.

4.      RENEWAL OF THE LEASE TERM
        Except for Clause 5 below the Lessor grants to the Lessee the option to renew this lease for a further 3 year term upon the same terms and conditions prescribed hereunder. In exercising this option, the Lessee shall provide to the Lessor not less than 30-day written notice prior to the expiration of the lease term.

5.      THE RENT
        The Lessor agrees to lease to the Lessee and the Lessee
        agrees to take the lease from the Lessor of the Leased Premises at an initial rental rate of Baht 185,386 (One Hundred Eighty Five Thousand and Three Hundred Eighty Six Baht Only) per month payable in advance on the 1st day of every month at the Lessor's office commencing on....
        1st June...., 1996. In the event that the Lessee shall vacate the Leased
        Premised prior to the expiry of the lease term, the Lessee shall remain liable to pay the rent until expiry of the said term. The Lessor shall issue to the Lessee a receipt of such payment.

6.      THE DEPOSIT
        The Lessee shall pay to the Lessor on the execution of this Agreement a deposit in the sum of 370,772 (2 months) to secure the due performance of this Agreement. The said deposit shall be retained by the Lessor throughout the lease term free of any interest and shall not be deemed to be or treated as payment of the rental. The said deposit shall be refunded to the Lessee or subsequent to the termination of this Agreement, when the Lessee has settled all water, electricity, telephone bills and other expenses and has produced the receipts thereof to the Lessor and settled any and all outstanding debts owed to the Lessor including any payment for damages incurred to the Leased Premises and when the Lessee has yielded up the Leased Premises in good condition, normal wear and tear excepted.

7.      THE LESSOR'S COVENANTS

        The Lessor covenants to the Lessee as follows:

        7.1 The Lessor owns the Leased Premises and has the right to lease the Leased Premises to the Lessor evidenced.

        7.2 The Lessor agrees that the Lessee duly observing and performing the covenants herein contained may possess and peaceably enjoy the Leased Premises without any intervention from the Lessor or any third person acting on behalf of the Lessor, throughout the lease term and the renewal thereof.

        7.3 Throughout the lease term, if the Lessor defaults on its obligations with any relevant lenders or mortgagors or any person who may or has rights or encumbrances against the Leased Premises in respect of the Leased Premises, the Lessor hereby agrees to indemnify the Lessee against forfeiture of the premises resulting from such default and shall compensate the Lessee for any loss or damage directly resulting from such forfeiture.

        7.4 To facilitate the moving of the Lessee's property after the termination or expiration of the lease term, the Lessor grants to the Lessee the access to said Leased Premises within reasonable specified period without any written consent from the Lessor.

8.      THE LESSEE'S COVENANTS

        The Lessee covenants to the Lessor as follows:

        8.1 Throughout the Lease term and including the renewal hereof, the Lessee agrees to be responsible for payment of the signboard tax, if any, and any expenses concerning the Lessee's business operation.

        8.2 The Lessee shall be responsible to pay the water, electricity, telephone charges and any other fees incurred from the use of said Leased Premises.

        8.3 The Lessee agrees to let the Lessor or its authorized representatives to enter and inspect the Leased Premises during normal office hours, upon reasonable prior notice and within one month after the Lessor shall have given written notice to the Lessee of any defects, decays or want of reparation, to repair and make good the same.

        8.4 The Lessee agrees not to erect any structure, nor to make or suffer to be made any alteration or improvement in or additions to or upon the Leased Premises nor to commit or permit or suffer any waste spoilage or destruction in or upon the Leased Premises without the written consent of the Lessor.

              During the lease period the Lessee shall have the right to install, operate and remove, regardless of how attached or fixed to the Leased Premises, all machinery, equipment, fixtures, materials, and things as are required for its business, subject to any necessary prior governmental approvals.

        8.5 Upon termination hereof and/or upon expiration of the lease term or renewal hereof (if any), it shall be deemed that the immovable properties obtained after this lease is executed e.g. any building constructed thereon, including permanent fixtures such as air pipes, electrical wires and other similar kind of property shall all become the Lessor. Subject to Clause 8.7 hereof, all movable properties brought and installed within the Leased Premises after this lease is in force e.g. machinery and accessories installed thereon, irrespective of whether permanent or temporary shall be deemed as belonging to the Lessee and the Lessee is entitled to move those properties whether before or after the termination hereof within reasonable time, without obtaining written consent from the Lessor.

        8.6 The parties agreed that the Lessor shall keep insure the Leased Premises to its full value throughout the lease term by specifying the Lessor as beneficiary and the Lessor shall have the duty to pay the premium. The Lessee will be charged in proportion of the leased space and will pay the Lessor the premium as calculated.

                In additional, the Lessee shall be entitled to insure the machineries and equipment brought onto or installed by the Lessee throughout the Lease term, and the Lessee shall be named as the sole beneficiary and the Lessee shall have the duty to pay the premiums directly to its appointed insurance company.

        8.7 The parties agree that in the event that the Lessee's property is attached by the Court's judgment or order or becomes bankrupt, or the property is subject to any temporary receivership, the Lessee agrees that the Lessor may immediately terminate this Agreement without giving to the Lessee any prior notice.

        8.8 The Lessee shall not overload the concrete floors of the Leased Premises in excess of its designed capacity nor use the roof structure steel trusser and supporting columns for excessive weight lifting or weight supporting purpose.

        8.9 The Lessee shall not assign, sublet or otherwise part with or share possession of the whole or any part of the Leased Premises at any time during the term of the lease without the written consent of the Lessor.

9.      TERMINATION

        9.1 If all or part of the Leased Premises are seized or expropriated under any law or regulations which results in the Lessee's inability to utilize the Leased Premises according to its purpose as specified under Clause 2 hereof, the Lessee is entitled to terminate the lease by providing the Lessor with written notice within thirty (30) days following the date such incident occurs and all the Lessee's obligations shall be deemed to cease from the date such notice becomes effective. In the event that compensation is granted by any government agency or organization concerning such seizure or expropriation and the compensation is granted directly for the Leased Premises, such compensation amount shall become the Lessor's.

        9.2 If a party (the "Default Party") hereto commits or fails to commit any act which is deemed a breach to the provisions hereof, the other party (the "Affected Party") must notify the Default Party in writing to comply with provision of the Agreement within fifteen (15) days. If the Default Party fails to take any remedial action within the prescribed period without giving due notice of the cause thereof to the Affected Party, the Affected Party is entitled to terminate the agreement by giving fifteen (15) days prior written notice, unless otherwise mutually agreed.

10.     NOTICE

        Unless any one party shall change the address by written notice to the other party, all notices or communications to or upon the respective parties hereto shall be deemed to have been duly given or made by registered mail at such addresses of the parties specified herein.

        A notice period of 180 days required to terminate this agreement, failing which this agreement will automatically renew after mutual agreement on terms.

11.     TERMS
        The term "Lessor" and "Lessee" in this Agreement shall include their successors and assigns. This Agreement shall be binding upon and inure to the benefit of said persons.

12.     FORCE MAJEURE
        Neither party shall be responsible to the other for any loss or damage, resulting from force majeure.

13.     WAIVER
        The failure of either party to enforce or to exercise at any time any term of or right arising pursuant to this Agreement does not constitute and shall not be construed as a waiver of such term or right and shall in no way affect the party's right late to enforce or exercise it.

14.     GOVERNING LAW
        This Agreement shall be governed by and construed in accordance with the laws of the Kingdom of Thailand.

This Agreement is made in duplicate with identical text. Each party retains one copy of the Agreement. Both parties have thoroughly read and understood the provisions hereof and have set their hands hereunder.

                                    LESSOR:

                                    HANA MICROELECTRONICS PUBLIC CO.,LTD.


     [LOGO]                         BY: /s/ Richard David Han
                                        ------------------------------------
                                              (MR. RICHARD DAVID HAN)
                                                      DIRECTOR

                                        /s/ Voraphoj Thepvanaprasiddhi
                                        ------------------------------------
                                         (MR. VORAPHOJ THEPVANAPRASIDDHI)
                                                      DIRECTOR


IN THE PRESENCE OF:

/s/ Kanyarat Jarawiwat  WITNESS         /s/ Warintorn Busapun     WITNESS
----------------------                  ----------------------
(Miss. Kanyarat Jarawiwat)               (Miss. Warintorn Busapun)

                                        Lessee:

                                        ADFlex (Thailand) Ltd.

  [ADFlex (Thailand) LOGO]
                                        By:  /s/ Rolando Esteverena
                                           -------------------------------
                                             (Mr. Rolando Esteverena)
                                                     Director


In the presence of:


/s/ Cheryl F. Byrne  Witness            /s/ Lydia B. Dalrymple  Witness
-------------------                     ----------------------
(Cheryl F. Byrne)                       (Lydia B. Dalrymple)

                                   EXHIBIT C

                           ADMINISTRATIVE AGREEMENT

      ADMINISTRATIVE AGREEMENT (the "Agreement") made this ___ day of __________, 1996, by and among ADFlex Thailand Limited, a Thailand private limited company (the "Company"), Hana Microelectronics Public Co., Ltd., a Thailand public limited company ("Hana"), and ADFlex Solutions, Inc., a Delaware corporation ("ADFlex").

                                  WITNESSETH:

      WHEREAS, Hana and ADFlex have formed the Company pursuant to the Master Agreement between Hana and ADFlex dated ___________, 1996 (the "Master Agreement"); and

      WHEREAS, the Company engages in the business of finishing and assembly of flexible circuits and all other activities related thereto in Thailand; and

      WHEREAS, Hana owns certain facilities in the Zone 3 region of Thailand suitable or capable of being made suitable for the finishing and assembly of flexible circuits and wishes to provide administrative services in connection with the facilities and to assist the Company's business; and

      WHEREAS, the Company desires to retain Hana's services on the terms and subject to the conditions set forth herein.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereinafter set forth, it is agreed as follows:

1.    DEFINITIONS.

      1.1 "Agreement" shall mean this Administrative Agreement.

      1.2 "Dormitory Complex" shall mean the housing facility operated and leased by Hana and located in the Zone 3 region of Thailand.

      1.3 "Facilities" shall mean the existing manufacturing area of approximately 10,000 square feet, common parking, playground and cafeteria, and such other facilities necessary to support the manufacturing area to be constructed by Hana in accordance with the provisions of Section 2.1.1, all owned by Hana and located in the Zone 3 region of Thailand.

      1.4 "License Agreements" shall mean the License Agreement and the Trademark License Agreement among the Company, ADFlex and Hana dated __________, 1996.

2. SERVICES. Hana covenants to the Company and ADFlex that it shall provide administrative support services to the Company in connection with operation of the Company's business at the Facilities as follows:

      2.1 Hana shall be responsible for recruiting employees for the Company in accordance with personnel qualifications and guidelines provided by the Company and shall maintain all employee files. Hana shall assist the Company in obtaining any documents necessary for the Company to employ personnel at the Facilities. Hana shall maintain a personnel administrator on site during normal working hours, who will be responsible for handling routine personnel issues.

      2.2 Hana shall provide not less than one week of training in basic employment skills to each employee of the Company within ten days after the employee is hired by the Company. Hana shall not be responsible for any technical training of the Company's employees but agrees to assist the Company as necessary in connection with technical or any other training of the Company's employees.

      2.3 Hana shall assist the Company in obtaining all necessary customs or other regulatory approvals for the Company to transact business in Thailand and to transport the Company's products and materials into and out of Thailand.

      2.4 Hana shall assist the Company in its relations with the Board of Investment, including preparation of any application, reports, or other documents required by the Board.

      2.5 Hana shall make available to the Company's employees housing for not less than 450 individuals in Hana's Dormitory Complex. Individual employees will be responsible for arranging for housing directly with Hana and paying all associated costs, including rent. Hana shall operate and manage the Dormitory Complex.

      2.6 Hana shall be responsible for processing and distributing the payroll for all of the Company's employees and for all reporting requirements. Hana shall maintain all books and records relating to payroll on behalf of the Company.

      2.7 The parties agree that the compensation package for the Company's employees shall be similar to that currently prevailing at Hana Lamphun, and the Company and Hana shall reasonably cooperate at all times during the term of this Agreement to ensure such similarity.

3.    PAYMENT.

      3.1 The Company shall pay Hana $200,000 U.S. per year for the services described in Section 2, which amount shall be paid in equal monthly payments to Hana at the address set forth in Section 11.2 or such other address designated by Hana. ADFlex shall guarantee the payment to Hana by the Company in accordance with this Section 3.

4.    TERM.

      4.1 This Agreement will become effective as of the date hereof and will remain in effect for a period of two years. This Agreement will automatically renew for additional one year terms unless either party provides notice to the other of its intent to terminate the Agreement not less than 180 prior to the expiration of the initial or any renewal term.

5.    CONFIDENTIALITY.

      5.1 Neither ADFlex, Hana nor the Company nor their respective employees or agents shall divulge to any third person (other than those whose province it is to know it or with proper authority) or use for any purpose any of the trade secrets, know-how or confidential or proprietary information relating to the others except pursuant to the License Agreements in furtherance of the business of the Company; provided, however, that a party may divulge any such information
(i) in a proceeding to enforce its rights under this Agreement, or (ii) as required by applicable law or the rules and regulations of a securities exchange or automated quotation system. This restriction shall continue to apply after the expiration or termination of this Agreement without limit in point of time but shall cease to apply to secrets or information which come into the public domain through no fault of the party concerned.

6.    MEDIATION AND ARBITRATION.

      6.1 If a dispute, controversy or claim arises out of or relates to this Agreement or the breach, termination or validity hereof, and if such dispute, controversy or claim cannot be settled through direct good faith discussions between the parties, the parties shall first endeavor to settle the dispute in an amicable manner by mediation under the Commercial Mediation Rules of the American Arbitration Association ("AAA") before having recourse to arbitration. If either party believes, for any reason whatsoever, after the mediation process has begun that it will not lead to a satisfactory resolution of the matter, it may give written notice of that belief to the other party, and proceed to arbitration pursuant to the following provisions of this Section 6.

      6.2 To the extent not settled as provided in Section 6.1, any dispute, controversy or claim arising out of or relating to this Agreement or the breach, termination, or validity hereof, shall be settled by arbitration in accordance with the International Arbitration Rules of the AAA in effect on the date of this Agreement. The arbitration shall be the sole and exclusive forum for resolution of the dispute, controversy or claim and the award shall be final and binding to the extent permitted by law.

      6.3 There shall be three arbitrators, each of whom shall be disinterested in the dispute, controversy or claim and shall have no connection with either party. ADFlex and Hana shall each name an arbitrator and shall promptly, but no later than 30 days after delivery of the arbitration demand, file with the AAA a notice of appointment as provided in the International Arbitration Rules specified above. The two arbitrators so chosen shall select a third arbitrator who shall act as chairperson of the arbitration. If either party entitled to name an arbitrator should abstain from doing so, or should the two arbitrators named as provided above fail to select a third arbitrator, then at the request of either party, the President of the AAA shall select an arbitrator to fill the vacant position within ten days of such request.

      6.4 The place of arbitration shall be Chandler, Arizona. The arbitration shall be conducted in the English language and any foreign language documents presented at such arbitration shall be accompanied by an English translation thereof. The arbitrators shall apply the law of Arizona. The parties consent that the United States District Court for the District of Arizona in Phoenix, Arizona and courts in Thailand shall each have non-exclusive jurisdiction with respect to all aspects of the enforcement of the arbitration provisions of this Agreement.

Judgment upon the award rendered may be entered into any court having jurisdiction, or application may be made to such court for judicial recognition of the award or an order of enforcement thereof, as the case may be.

      6.5 Arbitration awards rendered pursuant to this Section 6 shall be paid in United States dollars.

7.    GOVERNING LAW.

      7.1 This Agreement shall be construed, enforced and governed by the laws of the State of Arizona without regard to principles of conflicts of law.

8.    ASSIGNMENT.

      8.1 No party shall assign or transfer, or purport to assign or transfer, any of its rights or obligations under this Agreement without the prior written consent of the other party.

      8.2 Except as set forth in this Section 8, this Agreement shall be binding upon and shall inure to the benefit of the successors and permitted assigns of the respective parties hereto.

9.    WAIVER, FORBEARANCE AND VARIATION.

      9.1 The rights of the parties under this Agreement shall not be prejudiced or restricted by any indulgence or forbearance extended by one party to the other party. No waiver by either party in respect of a breach shall operate as a waiver in respect of any subsequent breach.

      9.2 This Agreement shall not be varied, cancelled or modified unless the variation, cancellation or modification is expressly agreed to in writing by a duly authorized representative of each party.

10.   SEVERABILITY.

      10.1 If any provision of this Agreement is found by a court or other competent authority to be void or unenforceable, it shall be deemed to be deleted from this Agreement and the remaining provisions shall continue to apply. The parties shall negotiate in good faith in order to agree to the terms of a mutually satisfactory provision to be substituted for the provision found to be void or unenforceable.

11.   FORCE MAJEURE.

      11.1 The parties understand and agree that, in the event that an act of the national or local government (including without limitation currency restrictions), or war conditions, or fire, flood or labor trouble or any other circumstance beyond the parties' control, should prevent, curtail or delay the performance by the parties of the provisions of this Agreement, then such non-performance or delay shall not be considered a breach of this Agreement and shall be excused, provided that the party so excused shall, promptly after cessation of the force majeure circumstance, resume performance of its duties under the Agreement and, to the extent reasonably practicable, perform the duties previously prevented. Any force majeure circumstance that persists for more than 180 days will be ground for termination.

12.   MISCELLANEOUS PROVISIONS.

      12.1 This Agreement and the Master Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior oral and written discussions and understandings. In the event of any conflict between the terms of this Agreement and the terms of the Master Agreement, the terms of the Master Agreement shall control.

      12.2 Any notice, advice, election, request, or order, demand or other direction required or permitted to be given under this Agreement shall be in writing and in the English language, and (unless some other notice giving the same is specified or accepted in writing by the recipient) shall be effective
(i) when personally delivered during normal business hours to the addressee at the address designated for such delivery, (ii) on the date of receipt specified on any return receipt if it shall have been deposited in the mails, certified or registered with return receipt requested and postage thereon fully prepaid, addressed to such address, or (iii) on the day it shall have been given by facsimile transmission (with written confirmation of receipt) to such address, whichever the foregoing shall first occur. Until otherwise specified by notice, the addresses for any such notice, advise, election, request, order, demand or other direction shall be:

              If to the Company:

              ADFlex Thailand Limited
              Attention:


              Telephone:
              Facsimile:

              If to ADFlex:

              ADFlex Solutions, Inc.
              Attention: Michael L. Pierce
              2001 West Chandler Boulevard
              Chandler, Arizona 85224, U.S.A.
              Telephone: (602) 786-8206
              Facsimile: (602) 786-8280

              If to Hana:

              Hana Microelectronics Public Co. Ltd.
              c/o Richard Han
              101//2 Moo 4, EPZ
              Northern Region Industrial Estate
              T. Ban Klang, A. Muang,

              Lamphun 51000, Thailand
              Telephone: 66 2/551-1297, 521-4935/9
              Facsimile: 66 2/552-4906, 551-1299

      12.3 The headings in this Agreement are inserted for convenience only and do not affect its construction.

      12.4    Time is of the essence of this Agreement.

13.   ADFLEX PURCHASE OF EQUITY INTEREST.

      13.1 If ADFlex exercises its option to purchase Hana's equity interest in the Company, as provided in the Master Agreement, and if Hana so requests, the parties agree to renegotiate this Agreement in good faith. Any changes to the terms and conditions set forth herein shall not be effective for six months from the date upon which such changes are mutually agreed to in writing by the parties.

      IN WITNESS WHEREOF, parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                            ADFlex Thailand Limited,
                            a Thailand private limited company


                            By ____________________________________
                            Title _________________________________

                            Hana Microelectronics Public Co., Ltd.,
                            a Thailand public limited company


                            By ____________________________________
                            Title _________________________________

                            ADFlex Solutions, Inc., a Delaware corporation


                            By ____________________________________
                            Title _________________________________

                                   EXHIBIT D

                               LICENSE AGREEMENT

      LICENSE AGREEMENT (the "Agreement") made this ___ day of __________, 1996, by and among ADFlex Thailand Limited (the "Company"), a Thailand private limited company and ADFlex Solutions, Inc., a Delaware corporation ("ADFlex"), and Hana Microelectronics Public Co., Ltd., a Thailand public limited company ("Hana").

                                   WITNESSETH:

      WHEREAS, ADFlex engages in the business of the design and manufacture of flexible circuits and owns certain technology for flexible circuit finishing and assembly (the "ADFlex Technology"); and

      WHEREAS, ADFlex and Hana have formed the Company to engage in the finishing and assembly of flexible circuits and all other activities related thereto in Thailand; and

      WHEREAS, the Company desires to license the ADFlex Technology on the terms and subject to the conditions hereinafter set forth.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereinafter set forth, the parties agree as follows:

1.    DEFINITIONS.

      1.1 "ADFlex Technology" shall mean the technology for flexible circuit finishing and assembly owned by ADFlex including all patents, trade secrets, know-how, processes, formulae, techniques, procedures, and other technical information relating to the technology.

      1.2 "Agreement" shall mean this License Agreement.

2.    LICENSE.

      2.1 ADFlex hereby grants to the Company a royalty-free, nontransferable, nonexclusive license to use the ADFlex Technology and any improvements thereto in its business. ADFlex shall provide the Company with the ADFlex Technology and all documentation necessary for use of the ADFlex Technology. For a period of 90 days following delivery of the ADFlex Technology, ADFlex shall provide the Company with training and otherwise assist the Company in implementing the ADFlex Technology. The Company shall pay any out-of-pocket costs incurred by ADFlex in connection with the training, including reasonable travel expenses. ADFlex shall be responsible for personnel or any other costs associated with the training. Thereafter, ADFlex shall provide additional support in the use of the ADFlex Technology at its then current hourly rates, or if ADFlex has no current rate, at a reasonable rate for the support.

      2.2 ADFlex shall provide to the Company, at no additional cost, any improvements to its Technology and shall provide additional training to the Company as necessary for the Company to implement the improvements.

3.    OWNERSHIP.

      3.1 The ADFlex Technology and any improvements thereto embody trade secrets and confidential know-how and other confidential information of ADFlex, which shall remain the exclusive property of ADFlex, subject only to rights granted to the Company under this Agreement. It is expressly understood that no title to or ownership of the ADFlex Technology, or any part thereof, is hereby transferred to the Company.

4.    CONFIDENTIALITY.

      4.1 Neither ADFlex, Hana or the Company nor their respective employees or agents shall divulge to any third person (other than those whose province it is to know it or with proper authority) or use for any purpose any of the trade secrets, know-how or confidential or proprietary information relating to the other or contained in the ADFlex Technology except pursuant to this Agreement in furtherance of the business of the Company. This restriction shall continue to apply after the expiration or termination of this Agreement without limit in point of time.

      4.2 Notwithstanding Section 4.1, the ADFlex Technology will not be deemed confidential if the Technology is (i) in the public domain at the time of disclosure; (ii) published or otherwise becomes part of the public domain through no fault of the receiving party after disclosure; or (iii) was received from a third party who did not acquire it, directly or indirectly, from the disclosing party under an obligation of confidence except where required by law.

5.    TERM AND TERMINATION.

      5.1 This Agreement and the license granted hereunder shall terminate upon dissolution of the Company or if the Company ceases to use the ADFlex Technology. Upon termination of this Agreement, the Company shall return to ADFlex all materials relating to the ADFlex Technology provided to it and shall cease use of the ADFlex Technology.

6.    MEDIATION AND ARBITRATION.

      6.1 If a dispute, controversy or claim arises out of or relates to this Agreement or the breach, termination or validity hereof, and if such dispute, controversy or claim cannot be settled through direct good faith discussions between the parties, the parties shall first endeavor to settle the dispute in an amicable manner by mediation under the Commercial Mediation Rules of the American Arbitration Association ("AAA") before having recourse to arbitration. If either party believes, for any reason whatsoever, after the mediation process has begun that it will not lead to a satisfactory resolution of the matter, it may give written notice of that belief to the other party, and proceed to arbitration pursuant to the following provisions of this Section 6.

      6.2 To the extent not settled as provided in Section 6, any dispute, controversy or claim arising out of or relating to this Agreement or the breach, termination, or validity hereof, shall be settled by arbitration in accordance with the International Arbitration Rules of the AAA in effect on the date of this Agreement. The arbitration shall be the sole and exclusive forum for resolution of the dispute, controversy or claim and the award shall be final and binding to the extent permitted by law.

      6.3 There shall be three arbitrators, each of whom shall be disinterested in the dispute, controversy or claim and shall have no connection with either party. ADFlex and Hana shall each name an arbitrator and shall promptly, but no later than 30 days after delivery of the arbitration demand, file with the AAA a notice of appointment as provided in the International Arbitration Rules specified above. The two arbitrators so chosen shall select a third arbitrator who shall act as chairperson of the arbitration. If either party entitled to name an arbitrator should abstain from doing so, or should the two arbitrators named as provided above fail to select a third arbitrator, then at the request of either party, the President of the AAA shall select an arbitrator to fill the vacant position within ten days of such request.

      6.4 The place of arbitration shall be Chandler, Arizona. The arbitration shall be conducted in the English language and any foreign language documents presented at such arbitration shall be accompanied by an English translation thereof. The arbitrators shall apply the law of Arizona. The parties consent that the United States District Court for the District of Arizona in Phoenix, Arizona and courts in Thailand shall each have non-exclusive jurisdiction with respect to all aspects of the enforcement of the arbitration provisions of this Agreement. Judgment upon the award rendered may be entered into any court having jurisdiction, or application may be made to such court for judicial recognition of the award or an order of enforcement thereof, as the case may be.

      6.5 Arbitration awards rendered pursuant to this Section 6 shall be paid in United States dollars.

7.    GOVERNING LAW.

      7.1 This Agreement shall be construed, enforced and governed by the laws of State of Arizona without regard to principles of conflicts of law.

8.    ASSIGNMENT.

      8.1 No party shall assign or transfer, or purport to assign or transfer, any of its rights or obligations under this Agreement without the prior written consent of the other party.

      8.2 Except as set forth in this Section 8, this Agreement shall be binding upon and shall inure to the benefit of the successors and permitted assigns of the respective parties hereto.

9.    WAIVER, FORBEARANCE AND VARIATION.

      9.1 The rights of the parties under this Agreement shall not be prejudiced or restricted by any indulgence or forbearance extended by one party to the other party. No waiver by either party in respect of a breach shall operate as a waiver in respect of any subsequent breach.

      9.2 This Agreement shall not be varied, cancelled or modified unless the variation, cancellation or modification is expressly agreed to in writing by a duly authorized representative of each party.

10.   SEVERABILITY.

      10.1 If any provision of this Agreement is found by a court or other competent authority to be void or unenforceable, it shall be deemed to be deleted from this Agreement and the remaining provisions shall continue to apply. The parties shall negotiate in good faith in order to agree to the terms of a mutually satisfactory provision to be substituted for the provision found to be void or unenforceable.

11.   MISCELLANEOUS PROVISIONS.

      11.1 This Agreement and the Master Agreement constitute the entire agreement between the parties hereto with respect to the subject matter hereof and thereof and supersede all prior oral and written discussions and understandings.

      11.2 Any notice, advice, election, request, or order, demand or other direction required or permitted to be given under this Agreement shall be in writing and in the English language, and (unless some other notice giving the same is specified or accepted in writing by the recipient) shall be effective
(i) when personally delivered during normal business hours to the addressee at the address designated for such delivery, (ii) on the date of receipt specified on any return receipt if it shall have been deposited in the mails, certified or registered with return receipt requested and postage thereon fully prepaid, addressed to such address, or (iii) on the day it shall have been given by facsimile transmission (with written confirmation of receipt) to such address, whichever the foregoing shall first occur. Until otherwise specified by notice, the addresses for any such notice, advise, election, request, order, demand or other direction shall be:

              If to the Company:

              ADFlex Thailand Limited
              Attention:

              Telephone:
              Facsimile:




              If to ADFlex:

              ADFlex Solutions, Inc.
              Attention: Michael L. Pierce
              2001 West Chandler Boulevard
              Chandler, Arizona 85224, U.S.A.
              Telephone: (602) 786-8206
              Facsimile: (602) 786-8280

              If to Hana:

              Hana Microelectronics Public Co. Ltd.
              c/o Richard Han
              101//2 Moo 4, EPZ
              Northern Region Industrial Estate
              T. Ban Klang, A. Muang,
              Lamphun 51000, Thailand
              Telephone: 66 2/551-1297, 521-4935/9
              Facsimile: 66 2/552-4906, 551-1299

      11.3 The headings in this Agreement are inserted for convenience only and do not affect its construction.

      11.4 In the event of any ambiguity or conflict arising between the terms of this Agreement and the terms of the Master Agreement, the terms of the Master Agreement shall prevail as between the parties.

      11.5    Time is of the essence of this Agreement.

      IN WITNESS WHEREOF, parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                            ADFlex Thailand Limited,
                            a private limited company



                            By _____________________________________
                            Title __________________________________

                            ADFlex Solutions, Inc., a Delaware corporation


                            By _____________________________________
                            Title __________________________________

                            Hana Microelectronics Public Co., Ltd., a
                            Thailand public limited company


                            By _____________________________________
                            Title __________________________________

                                   EXHIBIT E

                           TRADEMARK LICENSE AGREEMENT

      TRADEMARK LICENSE AGREEMENT (the "Agreement") made this ___ day of __________, 1996, by and among ADFlex Thailand Limited (the "Company"), a Thailand private limited company, and ADFlex Solutions, Inc., a Delaware corporation ("ADFlex"), and Hana Microelectronics Public Co., Ltd., a Thailand public limited company ("Hana").

                                   WITNESSETH:

      WHEREAS, ADFlex and Hana have formed the Company to engage in the finishing and assembly of flexible circuits and all other activities related thereto in Thailand; and

      WHEREAS, the Company desires to use the ADFlex name and its corporate logo in connection with its business on the terms and subject to the conditions hereinafter set forth.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereinafter set forth, the parties agree as follows:

1.    DEFINITIONS.

      1.1 "ADFlex Trademark" shall mean the ADFlex corporate logo in the form attached hereto as Exhibit A.

      1.2 "Agreement" shall mean this Trademark License Agreement.

2.    LICENSE.

      2.1 ADFlex grants to the Company a royalty-free, nontransferable, nonexclusive license to use the name "ADFlex" and the ADFlex Trademark in the conduct of the Company's business.

3.    OWNERSHIP.

      3.1 The ADFlex name and the ADFlex Trademark shall remain the exclusive property of ADFlex, subject only to rights granted to the Company under this Agreement. It is expressly understood that no title to or ownership of the ADFlex name or the ADFlex Trademark is hereby transferred to the Company.

4.    TERM AND TERMINATION.

      4.1 This Agreement and the license granted hereunder shall terminate upon dissolution of the Company or if the Company ceases to use the ADFlex name and ADFlex Trademark. Upon termination of this Agreement for any reason, the Company shall cease use of the ADFlex name and ADFlex Trademark.

5.    MEDIATION AND ARBITRATION.

      5.1 If a dispute, controversy or claim arises out of or relates to this Agreement or the breach, termination or validity hereof, and if such dispute, controversy or claim cannot be settled through direct good faith discussions between the parties, the parties shall first endeavor to settle the dispute in an amicable manner by mediation under the Commercial Mediation Rules of the American Arbitration Association ("AAA") before having recourse to arbitration. If either party believes, for any reason whatsoever, after the mediation process has begun that it will not lead to a satisfactory resolution of the matter, it may give written notice of that belief to the other party, and proceed to arbitration pursuant to the following provisions of this Section 5.

      5.2 To the extent not settled as provided in Section 5, any dispute, controversy or claim arising out of or relating to this Agreement or the breach, termination, or validity hereof, shall be settled by arbitration in accordance with the International Arbitration Rules of the AAA in effect on the date of this Agreement. The arbitration shall be the sole and exclusive forum for resolution of the dispute, controversy or claim and the award shall be final and binding to the extent permitted by law.

      5.3 There shall be three arbitrators, each of whom shall be disinterested in the dispute, controversy or claim and shall have no connection with either party. ADFlex and Hana shall each name an arbitrator and shall promptly, but no later than 30 days after delivery of the arbitration demand, file with the AAA a notice of appointment as provided in the International Arbitration Rules specified above. The two arbitrators so chosen shall select a third arbitrator who shall act as chairperson of the arbitration. If either party entitled to name an arbitrator should abstain from doing so, or should the two arbitrators named as provided above fail to select a third arbitrator, then at the request of either party, the President of the AAA shall select an arbitrator to fill the vacant position within ten days of such request.

      5.4 The place of arbitration shall be Chandler, Arizona. The arbitration shall be conducted in the English language and any foreign language documents presented at such arbitration shall be accompanied by an English translation thereof. The arbitrators shall apply the law of Arizona. The parties consent that the United States District Court for the District of Arizona in Phoenix, Arizona and courts in Thailand shall each have non-exclusive jurisdiction with respect to all aspects of the enforcement of the arbitration provisions of this Agreement. Judgment upon the award rendered may be entered into any court having jurisdiction, or application may be made to such court for judicial recognition of the award or an order of enforcement thereof, as the case may be.

      5.5 Arbitration awards rendered pursuant to this Section 5 shall be paid in United States dollars.

6.    GOVERNING LAW.

      6.1 This Agreement shall be construed, enforced and governed by the laws of the State of Arizona without regard to principles of conflicts of law.

7.    ASSIGNMENT.

      7.1 No party shall assign or transfer, or purport to assign or transfer, any of its rights or obligations under this Agreement without the prior written consent of the other party.

      7.2 Except as set forth in this Section 7, this Agreement shall be binding upon and shall inure to the benefit of the successors and permitted assigns of the respective parties hereto.

8.    WAIVER, FORBEARANCE AND VARIATION.

      8.1 The rights of the parties under this Agreement shall not be prejudiced or restricted by any indulgence or forbearance extended by one party to the other party. No waiver by either party in respect of a breach shall operate as a waiver in respect of any subsequent breach.

      8.2 This Agreement shall not be varied, cancelled or modified unless the variation, cancellation or modification is expressly agreed to in writing by a duly authorized representative of each party.

9.    SEVERABILITY.

      9.1 If any provision of this Agreement is found by a court or other competent authority to be void or unenforceable, it shall be deemed to be deleted from this Agreement and the remaining provisions shall continue to apply. The parties shall negotiate in good faith in order to agree to the terms of a mutually satisfactory provision to be substituted for the provision found to be void or unenforceable.

10.   MISCELLANEOUS PROVISIONS.

      10.1 This Agreement and the Master Agreement constitute the entire agreement between the parties hereto with respect to the subject matter hereof and thereof and supersede all prior oral and written discussions and understandings.

      10.2 Any notice, advice, election, request, or order, demand or other direction required or permitted to be given under this Agreement shall be in writing and in the English language, and (unless some other notice giving the same is specified or accepted in writing by the recipient) shall be effective
(i) when personally delivered during normal business hours to the addressee at the address designated for such delivery, (ii) on the date of receipt specified on any return receipt if it shall have been deposited in the mails, certified or registered with return receipt requested and postage thereon fully prepaid, addressed to such address, or (iii) on the day it shall have been given by telex (with appropriate answer back received), or facsimile transmission (with written confirmation of receipt) to such address, whichever the foregoing shall first occur. Until otherwise specified by notice, the addresses for any such notice, advise, election, request, order, demand or other direction shall be:

              If to the Company:

              ADFlex Thailand Limited
              Attention:



              Telephone:
              Facsimile:

              If to ADFlex:

              ADFlex Solutions, Inc.
              Attention: Michael L. Pierce
              2001 West Chandler Boulevard
              Chandler, Arizona 85224, U.S.A.
              Telephone: (602) 786-8206
              Facsimile: (602) 786-8280

              If to Hana:

              Hana Microelectronics Public Co. Ltd.
              c/o Richard Han
              101//2 Moo 4, EPZ
              Northern Region Industrial Estate
              T. Ban Klang, A. Muang,
              Lamphun 51000, Thailand
              Telephone: 66 2/551-1297, 521-4935/9
              Facsimile: 66 2/552-4906, 551-1299

      10.3 The headings in this Agreement are inserted for convenience only and do not affect its construction.

      10.4 In the event of any ambiguity or conflict arising between the terms of this Agreement and the terms of the Master Agreement, the terms of the Master Agreement shall prevail as between the parties.

      10.5    Time is of the essence of this Agreement.

      IN WITNESS WHEREOF, parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                            ADFlex Thailand Limited,
                            a Thailand private limited company



                            By ________________________________________
                            Title _____________________________________



                            ADFlex Solutions, Inc., a Delaware corporation


                            By ________________________________________
                            Title _____________________________________



                            Hana Microelectronics Public Co., Ltd.,
                            a Thailand public limited company


                            By ________________________________________
                            Title _____________________________________